                                POWER OF ATTORNEY
                          (Form S-3 Shelf Registration)


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Patrick J. Erlandson and David J. Lubben, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of UnitedHealth Group Corporation ("UnitedHealth Group"), and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 7, 2003.

               Signature                                               Title
               ---------                                               -----
/s/ William W. McGuire, M.D.                        Chairman and Chief Executive Officer
-------------------------------------------         (principal executive officer)
          William W. McGuire, M.D.

/s/ Patrick J. Erlandson                            Chief Financial Officer
-------------------------------------------         (principal financial officer and accounting
            Patrick J. Erlandson                    officer)


/s/ William C. Ballard, Jr.                         Director
-------------------------------------------
           William C. Ballard, Jr.

/s/ Richard T. Burke                                Director
-------------------------------------------
              Richard T. Burke

/s/ Stephen J. Hemsley                              Director
-------------------------------------------
             Stephen J. Hemsley

/s/ James A. Johnson                                Director
-------------------------------------------
              James A. Johnson

                                                    Director
-------------------------------------------
               Thomas H. Kean

/s/ Douglas W. Leatherdale                          Director
-------------------------------------------
           Douglas W. Leatherdale


/s/ Mary O Mundinger                                Director
-------------------------------------------
              Mary O. Mundinger

/s/ Robert L. Ryan                                  Director
-------------------------------------------
               Robert L. Ryan

/s/ Donna E. Shalala                                Director
-------------------------------------------
              Donna E. Shalala

/s/ William G. Spears                               Director
-------------------------------------------
              William G. Spears

/s/ Gail R. Wilensky                                Director
-------------------------------------------
              Gail R. Wilensky